SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): January 1, 2003
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                           The Phoenix Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-16517                  06-0493340
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                      Identification No.)




           One American Row, Hartford, CT                       06102-5056
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       (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (860) 403-5000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         On January 1, 2003, The Phoenix Companies, Inc. entered into an Executive Employment Agreement with Dona D. Young. A copy of this agreement is filed as Exhibit 99.1.

         On January 1, 2003, The Phoenix Companies, Inc. entered into an Employment Continuation Agreement with Ms. Young. A copy of this agreement is filed as Exhibit 99.2.

         These documents were entered into as a result of Ms. Young's election as Chief Executive Officer of The Phoenix Companies, Inc., effective January 1, 2003.

Exhibit Number    Description
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    99.1          Executive Employment Agreement between Dona D. Young and The
                  Phoenix Companies, Inc., dated January 1, 2003.

    99.2 Employment Continuation Agreement between Dona D. Young and The Phoenix Companies, Inc., dated January 1, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PHOENIX COMPANIES, INC.



Date: January 3, 2003                  By:   /s/ John H. Beers
                                           ------------------------------------
                                           Name:   John H. Beers
                                           Title:  Vice President and Secretary

                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

    99.1 Executive Employment Agreement between Dona D. Young and The Phoenix Companies, Inc., dated January 1, 2003.

    99.2 Employment Continuation Agreement between Dona D. Young and The Phoenix Companies, Inc., dated January 1, 2003.